Exhibit 99.1

FOR IMMEDIATE RELEASE

October 30, 2019

For further information contact:

Craig L. Montanaro, President and Chief Executive Officer, or

Keith Suchodolski, Executive Vice President and Chief Financial Officer

Kearny Financial Corp.

(973) 244-4500

KEARNY FINANCIAL CORP.

REPORTS FIRST QUARTER 2020 OPERATING RESULTS

Fairfield, New Jersey, October 30, 2019 – Kearny Financial Corp. (NASDAQ GS: KRNY) (the “Company”), the holding company of Kearny Bank (the “Bank”), today reported net income for the quarter ended September 30, 2019 of $11.4 million, or $0.13 per basic and diluted share.  The results represent an increase of $2.6 million compared to net income of $8.8 million, or $0.10 per basic and diluted share, for the quarter ended June 30, 2019.

Net income for the quarter ended September 30, 2019 was impacted by a non-recurring increase of $567,000 in non-interest expense and a non-recurring decrease of $106,000 in non-interest income which were recognized in conjunction with the Company’s previously announced branch consolidations.  Adjusting for the impact of such charges, net of tax benefit, the Company’s adjusted net income for the quarter ended September 30, 2019 would have been $11.8 million or $0.14 per basic and diluted share.  This compares to adjusted net income of $10.0 million or $0.11 per basic and diluted share for the quarter ended June 30, 2019.

Craig L. Montanaro, President and Chief Executive Officer, commented, “I am pleased to report that fiscal 2020 is off to a strong start.  We have made meaningful progress towards our goal of realigning our funding base, with a focus on growth in lower-cost core deposit relationships.  To that end, we grew core deposits by $111.4 million during the first quarter while facilitating the outflow of $75.3 million in wholesale funding.  This success coincided with our previously announced branch consolidations which were executed with a negligible loss in deposit balances.  On the technology front, we continued the ongoing evolution of our digital delivery channels with the deployment of online account opening and the launch of our new website, which was redesigned from the ground up with a mobile-first mindset.”

Balance Sheet Highlights

•

Deposits increased by $49.6 million to $4.20 billion at September 30, 2019 from $4.15 billion at June 30, 2019.  This net increase in deposits was attributable to an increase of $125.0 million in retail deposits that was partially offset by a decrease of $75.3 million in wholesale deposits.  The net growth and reallocation of the Company’s deposits for the quarter ended September 30, 2019 reflected its continuing effort to realign its funding mix in favor of core deposits.

•

Loans receivable decreased by $74.2 million to $4.60 billion, or 69.3% of total assets, at September 30, 2019 from $4.68 billion, or 70.5% of total assets, at June 30, 2019.  The decrease in loans receivable was attributable to loan prepayments outpacing origination volume.

•

Borrowings decreased by $40.9 million to $1.28 billion, or 19.3% of total assets, at September 30, 2019, from $1.32 billion, or 19.9% of total assets at June 30, 2019.  As noted above, the decrease in borrowings for the quarter ended September 30, 2019 reflected the Company’s continuing effort to realign its funding mix in favor of core deposits.

•

Investment securities decreased by $21.3 million to $1.27 billion, or 19.1% of total assets, at September 30, 2019 from $1.29 billion, or 19.5% of total assets, at June 30, 2019.  In conjunction with the adoption of ASU 2019-04, "Codification Improvements to Topic 326, Financial Instruments-Credit Losses, Topic 815, Derivatives and Hedging, and Topic 825, Financial Instruments," the Company reclassified $537.7 million of investment securities from held-to-maturity to available-for-sale.

Earnings Highlights

Net Interest Income, Spread and Margin

•

Net interest income decreased by $459,000 to $36.7 million for the quarter ended September 30, 2019, from $37.1 million for the quarter ended June 30, 2019.  The decrease in net interest income was the result of an increase of $910,000 in interest expense partially offset by an increase of $451,000 in interest income.

•

Net interest spread decreased three basis points to 2.15% for the quarter ended September 30, 2019 from 2.18% for the quarter ended June 30, 2019.  The decrease in spread primarily reflected a six basis point increase in the cost of interest-bearing liabilities partially offset by a three basis point increase in the yield on interest-earning assets.

•

The factors that contributed to the quarterly change in net interest spread also contributed to a three basis point decrease in net interest margin to 2.42% for the quarter ended September 30, 2019 from 2.45% for the quarter ended June 30, 2019.

Non-Interest Income

•	Fees and service charges increased by $128,000, or 9.6%, to $1.5 million for the quarter ended September 30, 2019 compared to $1.3 million for the quarter ended June 30, 2019.
•

Aggregate loan sale gains attained record levels for the quarter ended September 30, 2019 increasing by $409,000, or 208.7%, to $605,000 from $196,000 for the quarter ended June 30, 2019.  The increase in loan sale gains largely reflected an increase in the volume of residential mortgage loans sold.

•

Miscellaneous non-interest income decreased by $123,000, to $5,000 for the quarter ended September 30, 2019 from $128,000 for the quarter ended June 30, 2019.  This decrease was attributable to a non-recurring loss on asset disposals associated with the branch consolidations noted above.

Non-Interest Expense

•

Non-interest expense decreased by $2.5 million to $26.2 million for the quarter ended September 30, 2019 compared to $28.7 million for the quarter ended June 30, 2019.  The decrease was largely attributable to a decrease of $1.2 million in non-recurring branch consolidation expenses to $567,000 for the quarter ended September 30, 2019 from $1.7 million for the quarter ended June 30, 2019.  Also contributing to the net decrease were decreases of $438,000 in FDIC insurance expense and $413,000 in advertising and marketing expense, partially offset by increases in net occupancy expense of premises and equipment and systems expense.

For the quarter ended September 30, 2019 the Company recorded no expense associated with FDIC insurance premiums as a result of the FDIC’s Deposit Insurance Fund Reserve Ratio having reached a pre-established threshold defined by federal regulation.  Upon reaching this threshold qualifying banks with total consolidated assets of less than $10 billion were awarded assessment credits to be utilized towards their FDIC insurance premiums.

•

The Company’s non-interest expense ratio totaled 1.58% for the quarter ended September 30, 2019 compared to 1.73% for the prior quarter ended June 30, 2019.  Adjusting for the impact of the branch consolidation expenses noted earlier, the Company’s non-interest expense ratios would have been 1.55% for the quarter ended September 30, 2019.

•

The Company’s efficiency ratio was 64.6% for the quarter ended September 30, 2019 compared to 70.9% for the prior quarter ended June 30, 2019.  Adjusting for the impact of the branch consolidation expenses noted earlier, the Company’s efficiency ratio would have been 63.2% for the quarter ended September 30, 2019.

Income Taxes

•

Income tax expense totaled $3.8 million for the quarter ended September 30, 2019 compared to $2.3 million for the quarter ended June 30, 2019 resulting in effective tax rates of 25.1% and 20.8%, respectively.  The increase in income tax expense, and corresponding effective tax rate, largely reflected a higher level of pre-tax net income as compared to the prior period coupled with non-recurring adjustments during the prior period arising from updates to state income tax apportionment levels.

Performance Ratios

•

Return on average assets for the quarter ended September 30, 2019 increased to 0.68% from 0.53% for the quarter ended June 30, 2019.  Adjusting for the impact of the branch consolidation expenses noted earlier, the Company’s return on average assets would have been 0.71% for the quarter ended September 30, 2019.

•

Return on average equity increased to 4.08% for the quarter ended September 30, 2019 from 3.08% for the quarter ended June 30, 2019.  Adjusting for the impact of the branch consolidation expenses noted earlier, the Company’s return on average equity would have been 4.25% for the quarter ended September 30, 2019.

•

Return on average tangible equity increased to 5.06% for the quarter ended September 30, 2019 from 3.80% for the quarter ended June 30, 2019.  Adjusting for the impact of the branch consolidation expenses noted earlier, the Company’s return on average tangible equity would have been 5.28% for the quarter ended September 30, 2019.

Asset Quality Highlights

•

Asset quality remained strong throughout the quarter ended September 30, 2019.  The outstanding balance of non-performing loans totaled $21.8 million, or 0.47% of total loans, at September 30, 2019 as compared to $20.3 million, or 0.43% of total loans, at June 30, 2019.

•

The allowance for loan losses (“ALLL”) decreased to $32.4 million at September 30, 2019 from $33.3 million at June 30, 2019, resulting in an ALLL to total loans ratio of 0.70% for both comparative periods. The balance of the allowance for loan losses reflects the impact of purchase accounting which generally precludes acquired loan balances from being considered in the balance of the allowance for loan losses at the time of their acquisition.

•

Net charge offs totaled $60,000 for the quarter ended September 30, 2019, reflecting an annualized net charge off rate of 0.01% on the average balance of total loans for the period.  By comparison, net charge offs totaled $495,000 for the quarter ended June 30, 2019, reflecting an annualized net charge off rate of 0.04%.

•

The Company recorded a loan loss provision reversal of $782,000 for the quarter ended September 30, 2019 compared to a loan loss provision of $664,000 for the quarter ended June 30, 2019.  The decrease in provision for loan losses was largely attributable to a net decrease during the quarter ended September 30, 2019 in the balance of the loan portfolio that was collectively evaluated for impairment compared to an increase in such balances during the prior quarter ending June 30, 2019, while also reflecting a decrease in net charge-offs between the comparative periods.

Capital Highlights

•

During the quarter ended September 30, 2019, the Company repurchased 2,326,051 shares of its common stock at a total cost of $30.6 million and an average cost of $13.15 per share.  Through September 30, 2019, the Company repurchased a total of 5,407,794 shares, or 58.7% of the shares authorized for repurchase under the current repurchase program, at a total cost of $71.9 million and at an average cost of $13.30 per share.

•

The Company maintained its regular quarterly cash dividend of $0.06 per share during the quarter ended September 30, 2019.  The Company continually evaluates its dividend policies in relation to its overall capital management and shareholder value objectives.

•

Book value per share increased by $0.15 to $12.80 at September 30, 2019, from $12.65 at June 30, 2019.  Tangible book value per share increased by $0.09 to $10.31 at September 30, 2019, from $10.22 at June 30, 2019.

•

The Company’s and Bank’s regulatory capital ratios at September 30, 2019 were in excess of the levels required by federal banking regulators to be classified as “well-capitalized” under regulatory guidelines.

Statements contained in this news release that are not historical facts are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time.  The Company does not undertake and specifically disclaims any obligation to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.

Linked-Quarter Comparative Financial Analysis

Summary Balance Sheet	At			Variance
(Dollars and Shares in Thousands,	September 30,	June 30,	Variance	or Change
Except Per Share Data, Unaudited)	2019	2019	or Change	Pct.
Assets
Cash and cash equivalents	$129,305	$38,935	$90,370	232.1%
Securities available for sale	1,231,691	714,263	517,428	72.4%
Securities held to maturity	37,888	576,652	(538,764)	-93.4%
Loans held-for-sale	10,495	12,267	(1,772)	-14.4%
Loans receivable, including yield adjustments	4,604,738	4,678,928	(74,190)	-1.6%
Less allowance for loan losses	(32,432)	(33,274)	842	-2.5%
Net loans receivable	4,572,306	4,645,654	(73,348)	-1.6%
Premises and equipment	56,599	56,854	(255)	-0.4%
Federal Home Loan Bank stock	63,739	64,190	(451)	-0.7%
Accrued interest receivable	19,393	19,360	33	0.2%
Goodwill	210,895	210,895	-	0.0%
Core deposit intangible	4,852	5,160	(308)	-6.0%
Bank owned life insurance	257,735	256,155	1,580	0.6%
Deferred income taxes, net	21,742	25,367	(3,625)	-14.3%
Other real estate owned	-	-	-	0.0%
Other assets	24,366	9,077	15,289	168.4%
Total assets	$6,641,006	$6,634,829	$6,177	0.1%

Liabilities
Deposits	$4,197,250	$4,147,610	$49,640	1.2%
Borrowings	1,281,118	1,321,982	(40,864)	-3.1%
Advance payments by borrowers for taxes	16,102	16,887	(785)	-4.6%
Other liabilities	35,747	21,191	14,556	68.7%
Total liabilities	5,530,217	5,507,670	22,547	0.4%

Stockholders' Equity
Common stock	868	891	(23)	-2.6%
Paid-in capital	758,385	787,394	(29,009)	-3.7%
Retained earnings	373,004	366,679	6,325	1.7%
Unearned ESOP shares	(30,158)	(30,644)	486	-1.6%
Accumulated other comprehensive income, net	8,690	2,839	5,851	206.1%
Total stockholders' equity	1,110,789	1,127,159	(16,370)	-1.5%
Total liabilities and stockholders' equity	$6,641,006	$6,634,829	$6,177	0.1%

Consolidated capital ratios
Equity to assets	16.73%	16.99%	-0.26%
Tangible equity to tangible assets	13.93%	14.19%	-0.26%

Share data
Outstanding shares	86,786	89,126	(2,340)	-2.6%
Book value per share	$12.80	$12.65	$0.15	1.2%
Tangible book value per share (1)	$10.31	$10.22	$0.09	0.9%

(1)	Tangible book value equals total stockholders' equity reduced by goodwill and core deposit intangible assets.

Summary Income Statement	For the three months ended			Variance
(Dollars and Shares in Thousands,	September 30,	June 30,	Variance	or Change
Except Per Share Data, Unaudited)	2019	2019	or Change	Pct.
Interest income
Loans	$48,600	$47,818	$782	1.6%
Taxable investment securities	9,328	9,772	(444)	-4.5%
Tax-exempt investment securities	693	700	(7)	-1.0%
Other interest-earning assets	1,278	1,158	120	10.4%
Total Interest Income	59,899	59,448	451	0.8%

Interest expense
Deposits	16,055	15,131	924	6.1%
Borrowings	7,157	7,171	(14)	-0.2%
Total interest expense	23,212	22,302	910	4.1%
Net interest income	36,687	37,146	(459)	-1.2%
(Reversal of) provision for loan losses	(782)	664	(1,446)	217.8%
Net interest income after (reversal of) provision for loan losses	37,469	36,482	987	2.7%

Non-interest income
Fees and service charges	1,468	1,340	128	9.6%
Loss on sale and call of securities	(14)	(141)	127	90.1%
Gain on sale of loans	605	196	409	208.7%
Gain on sale and write down of other real estate owned	-	9	(9)	-100.0%
Income from bank owned life insurance	1,580	1,586	(6)	-0.4%
Electronic banking fees and charges	318	270	48	17.8%
Miscellaneous	5	128	(123)	-96.1%
Total non-interest income	3,962	3,388	574	16.9%

Non-interest expense
Salaries and employee benefits	15,777	16,338	(561)	-3.4%
Net occupancy expense of premises	2,969	2,744	225	8.2%
Equipment and systems	3,089	2,917	172	5.9%
Advertising and marketing	535	948	(413)	-43.6%
Federal deposit insurance premium	-	438	(438)	-100.0%
Directors' compensation	770	770	-	0.0%
Miscellaneous	3,104	4,590	(1,486)	-32.4%
Total non-interest expense	26,244	28,745	(2,501)	-8.7%
Income before income taxes	15,187	11,125	4,062	36.5%
Income taxes	3,817	2,314	1,503	65.0%
Net income	$11,370	$8,811	$2,559	29.0%

Net income per common share (EPS)
Basic	$0.13	$0.10	$0.03
Diluted	$0.13	$0.10	$0.03

Dividends declared
Cash dividends declared per common share	$0.06	$0.06	$-
Cash dividends declared	$5,045	$5,204	$(159)
Dividend payout ratio	44.4%	59.1%	-14.7%

Weighted average number of common shares outstanding
Basic	84,756	87,090	(2,334)
Diluted	84,793	87,132	(2,339)

	For the three months ended			Variance
Average Balance Sheet Data	September 30,	June 30,	Variance	or Change
(Dollars in Thousands, Unaudited)	2019	2019	or Change	Pct.
Assets
Interest-earning assets:
Loans receivable, including loans held for sale	4,656,192	$4,648,362	$7,830	0.2%
Taxable investment securities	1,147,698	1,184,401	(36,703)	-3.1%
Tax-exempt investment securities	129,339	132,110	(2,771)	-2.1%
Other interest-earning assets	125,114	98,374	26,740	27.2%
Total interest-earning assets	6,058,343	6,063,247	(4,904)	-0.1%
Non-interest-earning assets	585,826	572,218	13,608	2.4%
Total assets	$6,644,169	$6,635,465	$8,704	0.1%

Liabilities and Stockholders' Equity
Interest-bearing liabilities:
Deposits:
Interest-bearing demand	$883,843	$815,624	$68,219	8.4%
Savings and club	799,181	780,558	18,623	2.4%
Certificates of deposit	2,179,333	2,229,723	(50,390)	-2.3%
Total interest-bearing deposits	3,862,357	3,825,905	36,452	1.0%
Borrowings:
Federal Home Loan Bank advances	1,277,145	1,284,427	(7,282)	-0.6%
Other borrowings	10,012	29,439	(19,427)	-66.0%
Total borrowings	1,287,157	1,313,866	(26,709)	-2.0%
Total interest-bearing liabilities	5,149,514	5,139,771	9,743	0.2%
Non-interest-bearing liabilities:
Non-interest-bearing deposits	320,641	311,648	8,993	2.9%
Other non-interest-bearing liabilities	60,078	39,294	20,784	52.9%
Total non-interest-bearing liabilities	380,719	350,942	29,777	8.5%
Total liabilities	5,530,233	5,490,713	39,520	0.7%
Stockholders' equity	1,113,936	1,144,752	(30,816)	-2.7%
Total liabilities and stockholders' equity	$6,644,169	$6,635,465	$8,704	0.1%

Average interest-earning assets to average interest-bearing liabilities	117.65%	117.97%	-0.32%	-0.3%

	For the three months ended
	September 30,	June 30,	Variance
Performance Ratio Highlights	2019	2019	or Change
Average yield on interest-earning assets:
Loans receivable, including loans held for sale	4.18%	4.11%	0.07%
Taxable investment securities	3.25%	3.30%	-0.05%
Tax-exempt investment securities (1)	2.14%	2.12%	0.02%
Other interest-earning assets	4.09%	4.71%	-0.62%
Total interest-earning assets	3.95%	3.92%	0.03%

Average cost of interest-bearing liabilities:
Deposits:
Interest-bearing demand	1.30%	1.19%	0.11%
Savings and club	0.77%	0.68%	0.09%
Certificates of deposit	2.14%	2.04%	0.10%
Total interest-bearing deposits	1.66%	1.58%	0.08%
Borrowings:
Federal Home Loan Bank advances	2.24%	2.21%	0.03%
Other borrowings	0.66%	0.99%	-0.33%
Total borrowings	2.22%	2.18%	0.04%
Total interest-bearing liabilities	1.80%	1.74%	0.06%

Interest rate spread (2)	2.15%	2.18%	-0.03%
Net interest margin (3)	2.42%	2.45%	-0.03%

Non-interest income to average assets (annualized)	0.24%	0.20%	0.03%
Non-interest expense to average assets (annualized)	1.58%	1.73%	-0.15%

Efficiency ratio (4)	64.56%	70.91%	-6.35%

Return on average assets (annualized)	0.68%	0.53%	0.15%
Return on average equity (annualized)	4.08%	3.08%	1.00%
Return on average tangible equity (annualized) (5)	5.06%	3.80%	1.26%

(1)	The yield on tax-exempt investment securities has not been adjusted to reflect their tax-effective yield.
(2)	Interest income divided by average interest-earning assets less interest expense divided by average interest-bearing liabilities.
(3)	Net interest income divided by average interest-earning assets.
(4)	Non-interest expense divided by the sum of net interest income and non-interest income.
(5)	Average tangible equity equals total average stockholders’ equity reduced by average goodwill and average core deposit intangible assets.

Five-Quarter Financial Trend Analysis

Summary Balance Sheet	At
(Dollars and Shares in Thousands,	September 30,	June 30,	March 31,	December 31,	September 30,
Except Per Share Data, Unaudited)	2019	2019	2019	2018	2018
Assets
Cash and cash equivalents	$129,305	$38,935	$54,160	$51,483	$44,486
Securities available for sale	1,231,691	714,263	726,920	666,602	706,240
Securities held to maturity	37,888	576,652	592,199	598,318	602,838
Loans held-for-sale	10,495	12,267	997	1,001	1,503
Loans receivable, including yield adjustments	4,604,738	4,678,928	4,659,804	4,753,392	4,660,507
Less allowance for loan losses	(32,432)	(33,274)	(33,105)	(33,526)	(32,731)
Net loans receivable	4,572,306	4,645,654	4,626,699	4,719,866	4,627,776
Premises and equipment	56,599	56,854	58,274	58,414	57,635
Federal Home Loan Bank stock	63,739	64,190	64,288	64,514	66,428
Accrued interest receivable	19,393	19,360	20,326	19,435	19,455
Goodwill	210,895	210,895	210,895	210,895	210,895
Core deposit intangible	4,852	5,160	5,470	5,743	6,018
Bank owned life insurance	257,735	256,155	254,569	253,009	251,410
Deferred income taxes, net	21,742	25,367	24,182	24,692	22,136
Other real estate owned	-	-	209	508	674
Other assets	24,366	9,077	19,563	27,960	38,717
Total assets	$6,641,006	$6,634,829	$6,658,751	$6,702,440	$6,656,211

Liabilities
Deposits	4,197,250	$4,147,610	$4,137,573	$4,173,434	$3,954,821
Borrowings	1,281,118	1,321,982	1,326,216	1,310,547	1,419,424
Advance payments by borrowers for taxes	16,102	16,887	17,208	17,201	10,687
Other liabilities	35,747	21,191	19,643	17,997	35,198
Total liabilities	5,530,217	5,507,670	5,500,640	5,519,179	5,420,130

Stockholders' Equity
Common stock	868	891	915	938	978
Paid-in capital	758,385	787,394	817,675	848,145	897,551
Retained earnings	373,004	366,679	363,072	356,993	350,838
Unearned ESOP shares	(30,158)	(30,644)	(31,130)	(31,617)	(32,104)
Accumulated other comprehensive income, net	8,690	2,839	7,579	8,802	18,818
Total stockholders' equity	1,110,789	1,127,159	1,158,111	1,183,261	1,236,081
Total liabilities and stockholders' equity	$6,641,006	$6,634,829	$6,658,751	$6,702,440	$6,656,211

Consolidated capital ratios
Equity to assets	16.73%	16.99%	17.39%	17.65%	18.57%
Tangible equity to tangible assets	13.93%	14.19%	14.62%	14.90%	15.83%

Share data
Outstanding shares	86,786	89,126	91,495	93,772	97,754
Book value per share	$12.80	$12.65	$12.66	$12.62	$12.64
Tangible book value per share (1)	$10.31	$10.22	$10.29	$10.31	$10.43

(1)	Tangible book value equals total stockholders' equity reduced by goodwill and core deposit intangible assets.

	At
Supplemental Balance Sheet Highlights	September 30,	June 30,	March 31,	December 31,	September 30,
(Dollars in Thousands, Unaudited)	2019	2019	2019	2018	2018
Cash and cash equivalents
Cash and due from depository institutions	$16,106	$19,032	$15,943	$24,361	$21,973
Interest-bearing deposits in other banks	113,199	19,903	38,217	27,122	22,513
Total cash and cash equivalents	$129,305	$38,935	$54,160	$51,483	$44,486

Securities available for sale
Debt securities:
U.S. agency securities	$694	$3,678	$3,737	$3,942	$4,070
Municipal and state obligations	91,050	26,951	26,731	26,205	25,907
Asset-backed securities	181,068	179,313	180,145	180,828	182,390
Collateralized loan obligations	198,549	208,611	207,906	184,439	215,569
Corporate bonds	191,241	122,024	121,597	144,692	147,811
Trust preferred securities	3,775	3,756	3,775	3,726	3,794
Debt securities	666,377	544,333	543,891	543,832	579,541

Mortgage-backed securities:
Collateralized mortgage obligations	63,594	21,390	21,660	23,019	23,097
Residential pass-through securities	202,858	44,303	70,513	91,918	95,795
Commercial pass-through securities	298,862	104,237	90,856	7,833	7,807
Mortgage-backed securities	565,314	169,930	183,029	122,770	126,699
Total securities available for sale	$1,231,691	$714,263	$726,920	$666,602	$706,240

Securities held to maturity
Debt securities:
Municipal and state obligations	$37,888	$104,086	$107,375	$107,826	$109,061
Corporate bonds	-	63,086	63,107	56,255	46,275
Debt securities	37,888	167,172	170,482	164,081	155,336

Mortgage-backed securities:
Collateralized mortgage obligations	-	46,381	49,368	51,540	54,130
Residential pass-through securities	-	166,283	174,338	182,335	190,812
Commercial pass-through securities	-	196,816	198,011	200,362	202,560
Mortgage-backed securities	-	409,480	421,717	434,237	447,502
Total securities held to maturity	$37,888	$576,652	$592,199	$598,318	$602,838

Total securities	$1,269,579	$1,290,915	$1,319,119	$1,264,920	$1,309,078

	At
Supplemental Balance Sheet Highlights	September 30,	June 30,	March 31,	December 31,	September 30,
(Dollars in Thousands, Unaudited)	2019	2019	2019	2018	2018
Loan portfolio composition:
Residential first mortgage loans	$1,319,750	$1,344,044	$1,325,105	$1,334,284	$1,303,249
Home equity loans and lines of credit	93,304	96,165	97,788	96,001	93,473
Residential mortgage loans	1,413,054	1,440,209	1,422,893	1,430,285	1,396,722
Multifamily mortgage loans	1,922,968	1,946,391	1,956,571	1,974,409	1,898,831
Nonresidential and mixed use mortgage loans	1,230,963	1,258,869	1,249,215	1,302,583	1,315,279
Commercial mortgage loans	3,153,931	3,205,260	3,205,786	3,276,992	3,214,110
Commercial business loans	66,889	65,763	66,476	70,059	78,317
Construction loans	14,637	13,907	14,377	28,405	26,581
Account loans	3,530	3,732	3,360	3,310	3,133
Other consumer loans	1,679	2,082	2,624	3,524	4,427
Consumer loans	5,209	5,814	5,984	6,834	7,560
Total loans, excluding yield adjustments	4,653,720	4,730,953	4,715,516	4,812,575	4,723,290
Unamortized yield adjustments	(48,982)	(52,025)	(55,712)	(59,183)	(62,783)
Loans receivable, including yield adjustments	4,604,738	4,678,928	4,659,804	4,753,392	4,660,507
Less allowance for loan losses	(32,432)	(33,274)	(33,105)	(33,526)	(32,731)
Net loans receivable	$4,572,306	$4,645,654	$4,626,699	$4,719,866	$4,627,776

Loan portfolio allocation:
Residential first mortgage loans	28.4%	28.4%	28.1%	27.7%	27.6%
Home equity loans and lines of credit	2.0%	2.0%	2.1%	2.0%	2.0%
Residential mortgage loans	30.4%	30.4%	30.2%	29.7%	29.6%
Multifamily mortgage loans	41.3%	41.2%	41.5%	41.0%	40.2%
Nonresidential and mixed use mortgage loans	26.5%	26.6%	26.5%	27.1%	27.8%
Commercial mortgage loans	67.8%	67.8%	68.0%	68.1%	68.0%
Commercial business loans	1.4%	1.4%	1.3%	1.4%	1.6%
Construction loans	0.3%	0.3%	0.3%	0.6%	0.6%
Account loans	0.1%	0.1%	0.1%	0.1%	0.1%
Other consumer loans	0.0%	0.0%	0.1%	0.1%	0.1%
Consumer loans	0.1%	0.1%	0.2%	0.2%	0.2%
Total loans, excluding yield adjustments	100.0%	100.0%	100.0%	100.0%	100.0%

Asset quality:
Nonperforming assets:
Accruing loans - 90 days and over past due	$15	$22	$23	$32	$19
Nonaccrual loans	21,766	20,248	21,297	20,743	20,473
Total nonperforming loans	21,781	20,270	21,320	20,775	20,492
Other real estate owned	-	-	209	508	674
Total nonperforming assets	$21,781	$20,270	$21,529	$21,283	$21,166

Nonperforming loans (% total loans)	0.47%	0.43%	0.46%	0.44%	0.44%
Nonperforming assets (% total assets)	0.33%	0.31%	0.32%	0.32%	0.32%

Allowance for loan losses (ALLL):
ALLL to total loans	0.70%	0.70%	0.70%	0.70%	0.69%
ALLL to nonperforming loans	148.90%	164.15%	155.28%	161.38%	159.73%
Net charge offs	$60	$495	$242	$176	$234
Average net charge off rate (annualized)	0.01%	0.04%	0.02%	0.01%	0.02%

	At
Supplemental Balance Sheet Highlights	September 30,	June 30,	March 31,	December 31,	September 30,
(Dollars in Thousands, Unaudited)	2019	2019	2019	2018	2018
Funding by type:
Deposits:
Non-interest-bearing deposits	$322,846	$309,063	$303,713	$305,392	$308,631
Interest-bearing demand	931,188	843,432	800,023	807,389	786,069
Savings and club	800,514	790,658	777,678	760,499	743,289
Certificates of deposit	2,142,702	2,204,457	2,256,159	2,300,154	2,116,832
Interest-bearing deposits	3,874,404	3,838,547	3,833,860	3,868,042	3,646,190
Total deposits	4,197,250	4,147,610	4,137,573	4,173,434	3,954,821

Borrowings:
Federal Home Loan Bank advances	1,273,618	1,283,211	1,289,285	1,293,845	1,335,844
Overnight borrowings	-	30,000	-	-	60,000
Depositor sweep accounts	7,500	8,771	36,931	16,702	23,580
Total borrowings	1,281,118	1,321,982	1,326,216	1,310,547	1,419,424

Total funding	$5,478,368	$5,469,592	$5,463,789	$5,483,981	$5,374,245

Loans as a % of deposits	109.2%	112.3%	111.8%	113.1%	117.1%
Deposits as a % of total funding	76.6%	75.8%	75.7%	76.1%	73.6%
Borrowings as a % of total funding	23.4%	24.2%	24.3%	23.9%	26.4%

Funding by source:
Retail funding:
Non-interest-bearing deposits	$322,846	$309,063	$303,713	$305,392	$308,631
Interest-bearing demand	931,188	843,432	800,023	807,389	786,069
Savings and club	800,514	790,658	777,678	760,499	743,289
Certificates of deposit	1,916,132	1,902,542	1,925,630	1,922,287	1,871,903
Total retail deposits	3,970,680	3,845,695	3,807,044	3,795,567	3,709,892
Depositor sweep accounts	7,500	8,771	36,931	16,702	23,580
Total retail funding	3,978,180	3,854,466	3,843,975	3,812,269	3,733,472

Wholesale funding:
Certificates of deposit (listing service)	$57,534	$66,110	$78,704	$108,067	$104,990
Certificates of deposit (brokered)	169,036	235,805	251,825	269,800	139,939
Total wholesale deposits	226,570	301,915	330,529	377,867	244,929
FHLB advances	1,273,618	1,283,211	1,289,285	1,293,845	1,335,844
Overnight borrowings	-	30,000	-	-	60,000
Total wholesale funding	1,500,188	1,615,126	1,619,814	1,671,712	1,640,773

Total funding	$5,478,368	$5,469,592	$5,463,789	$5,483,981	$5,374,245

Retail funding as a % of total funding	72.6%	70.5%	70.4%	69.5%	69.5%
Wholesale funding as a % of total funding	27.4%	29.5%	29.6%	30.5%	30.5%

Summary Income Statement	For the three months ended
(Dollars and Shares in Thousands,	September 30,	June 30,	March 31,	December 31,	September 30,
Except Per Share Data, Unaudited)	2019	2019	2019	2018	2018
Interest income
Loans	$48,600	$47,818	$48,116	$49,015	$47,437
Taxable investment securities	9,328	9,772	9,511	9,051	8,879
Tax-exempt investment securities	693	700	710	713	716
Other interest-earning assets	1,278	1,158	1,320	1,243	1,174
Total interest income	59,899	59,448	59,657	60,022	58,206

Interest expense
Deposits	16,055	15,131	14,114	12,727	10,539
Borrowings	7,157	7,171	6,905	7,946	7,487
Total interest expense	23,212	22,302	21,019	20,673	18,026
Net interest income	36,687	37,146	38,638	39,349	40,180
(Reversal of) provision for loan losses	(782)	664	(179)	971	2,100
Net interest income after (reversal of) provision for loan losses	37,469	36,482	38,817	38,378	38,080

Non-interest income
Fees and service charges	1,468	1,340	1,674	1,258	1,173
Loss on sale and call of securities	(14)	(141)	(182)	-	-
Gain on sale of loans	605	196	151	101	132
Gain (loss) on sale and write down of other real estate owned	-	9	(6)	36	(50)
Income from bank owned life insurance	1,580	1,586	1,560	1,599	1,594
Electronic banking fees and charges	318	270	253	277	250
Miscellaneous	5	128	226	38	83
Total non-interest income	3,962	3,388	3,676	3,309	3,182

Non-interest expense
Salaries and employee benefits	15,777	16,338	15,350	15,699	15,642
Net occupancy expense of premises	2,969	2,744	2,979	2,761	2,736
Equipment and systems	3,089	2,917	3,053	3,377	2,926
Advertising and marketing	535	948	739	787	577
Federal deposit insurance premium	-	438	455	421	465
Directors' compensation	770	770	770	746	758
Miscellaneous	3,104	4,590	3,425	3,479	3,353
Total non-interest expense	26,244	28,745	26,771	27,270	26,457
Income before income taxes	15,187	11,125	15,722	14,417	14,805
Income taxes	3,817	2,314	4,305	3,649	3,659
Net income	$11,370	$8,811	$11,417	$10,768	$11,146

Net income per common share (EPS)
Basic	$0.13	$0.10	$0.13	$0.12	$0.12
Diluted	$0.13	$0.10	$0.13	$0.12	$0.12

Dividends declared (1)
Cash dividends declared per common share	$0.06	$0.06	$0.06	$0.05	$0.20
Cash dividends declared	$5,045	$5,204	$5,338	$4,082	$19,404
Dividend payout ratio	44.4%	59.1%	46.8%	37.9%	174.1%

Weighted average number of common shares outstanding
Basic	84,756	87,090	89,488	92,434	95,127
Diluted	84,793	87,132	89,532	92,480	95,181

(1)

Dividends declared during the quarter ended September 30, 2018 include a $0.16 special dividend representing a supplemental distribution of net income to stockholders from the fiscal year ended June 30, 2018.

	For the three months ended
Average Balance Sheet Data	September 30,	June 30,	March 31,	December 31,	September 30,
(Dollars in Thousands, Unaudited)	2019	2019	2019	2018	2018
Assets
Interest-earning assets:
Loans receivable, including loans held for sale	$4,656,192	$4,648,362	$4,709,052	$4,758,587	$4,562,375
Taxable investment securities	1,147,698	1,184,401	1,161,492	1,158,720	1,180,655
Tax-exempt investment securities	129,339	132,110	134,309	135,453	136,056
Other interest-earning assets	125,114	98,374	107,554	87,916	112,629
Total interest-earning assets	6,058,343	6,063,247	6,112,407	6,140,676	5,991,715
Non-interest-earning assets	585,826	572,218	574,921	587,921	596,006
Total assets	$6,644,169	$6,635,465	$6,687,328	$6,728,597	$6,587,721

Liabilities and Stockholders' Equity
Interest-bearing liabilities:
Deposits:
Interest-bearing demand	$883,843	$815,624	$790,567	$792,989	$788,148
Savings and club	799,181	780,558	773,308	743,676	747,743
Certificates of deposit	2,179,333	2,229,723	2,288,836	2,214,932	2,046,997
Total interest-bearing deposits	3,862,357	3,825,905	3,852,711	3,751,597	3,582,888
Borrowings:
Federal Home Loan Bank advances	1,277,145	1,284,427	1,292,168	1,293,470	1,350,113
Other borrowings	10,012	29,439	26,037	119,281	40,981
Total borrowings	1,287,157	1,313,866	1,318,205	1,412,751	1,391,094
Total interest-bearing liabilities	5,149,514	5,139,771	5,170,916	5,164,348	4,973,982
Non-interest-bearing liabilities:
Non-interest-bearing deposits	320,641	311,648	307,645	315,165	314,114
Other non-interest-bearing liabilities	60,078	39,294	35,930	37,374	43,533
Total non-interest-bearing liabilities	380,719	350,942	343,575	352,539	357,647
Total liabilities	5,530,233	5,490,713	5,514,491	5,516,887	5,331,629
Stockholders' equity	1,113,936	1,144,752	1,172,837	1,211,710	1,256,092
Total liabilities and stockholders' equity	$6,644,169	$6,635,465	$6,687,328	$6,728,597	$6,587,721

Average interest-earning assets to average interest-bearing liabilities	117.65%	117.97%	118.21%	118.91%	120.46%

	For the three months ended
	September 30,	June 30,	March 31,	December 31,	September 30,
Performance Ratio Highlights	2019	2019	2019	2018	2018
Average yield on interest-earning assets:
Loans receivable, including loans held for sale	4.18%	4.11%	4.09%	4.12%	4.16%
Taxable investment securities	3.25%	3.30%	3.28%	3.12%	3.01%
Tax-exempt investment securities (1)	2.14%	2.12%	2.12%	2.11%	2.10%
Other interest-earning assets	4.09%	4.71%	4.91%	5.66%	4.17%
Total interest-earning assets	3.95%	3.92%	3.91%	3.91%	3.89%

Average cost of interest-bearing liabilities:
Deposits:
Interest-bearing demand	1.30%	1.19%	1.06%	0.97%	0.86%
Savings and club	0.77%	0.68%	0.60%	0.49%	0.41%
Certificates of deposit	2.14%	2.04%	1.90%	1.79%	1.58%
Total interest-bearing deposits	1.66%	1.58%	1.47%	1.36%	1.18%
Borrowings:
Federal Home Loan Bank advances	2.24%	2.21%	2.13%	2.27%	2.19%
Other borrowings	0.66%	0.99%	0.35%	1.99%	0.94%
Total borrowings	2.22%	2.18%	2.10%	2.25%	2.15%
Total interest-bearing liabilities	1.80%	1.74%	1.63%	1.60%	1.45%

Interest rate spread (2)	2.15%	2.18%	2.28%	2.31%	2.44%
Net interest margin (3)	2.42%	2.45%	2.53%	2.56%	2.68%

Non-interest income to average assets (annualized)	0.24%	0.20%	0.22%	0.20%	0.19%
Non-interest expense to average assets (annualized)	1.58%	1.73%	1.60%	1.62%	1.61%

Efficiency ratio (4)	64.56%	70.91%	63.27%	63.93%	61.01%

Return on average assets (annualized)	0.68%	0.53%	0.68%	0.64%	0.68%
Return on average equity (annualized)	4.08%	3.08%	3.89%	3.55%	3.55%
Return on average tangible equity (annualized) (5)	5.06%	3.80%	4.78%	4.33%	4.29%

(1)	The yield on tax-exempt investment securities has not been adjusted to reflect their tax-effective yield.
(2)	Interest income divided by average interest-earning assets less interest expense divided by average interest-bearing liabilities.
(3)	Net interest income divided by average interest-earning assets.
(4)	Non-interest expense divided by the sum of net interest income and non-interest income.
(5)	Average tangible equity equals total average stockholders’ equity reduced by average goodwill and average core deposit intangible assets.

This document contains certain non-GAAP financial measures in addition to results presented in accordance with Generally Accepted Accounting Principles (“GAAP”). These non-GAAP measures provide additional information which allow readers to evaluate the ongoing performance of the Company. They are not a substitute for GAAP measures; they should be read and used in conjunction with the Company’s GAAP financial information. A reconciliation of non-GAAP financial measures to GAAP measures is included below. In all cases, it should be understood that non-GAAP per share measures do not depict amounts that accrue directly to the benefit of shareholders.

Reconciliation of GAAP to Non-GAAP	For the three months ended
(Dollars in Thousands,	September 30,	June 30,	March 31,	December 31,	September 30,
Except Per Share Data, Unaudited)	2019	2019	2019	2018	2018
Adjusted Net Income
Net income (GAAP)	$11,370	$8,811	$11,417	$10,768	$11,146
Add: Branch consolidation expenses - net of tax	475	1,216	-	-	-
Adjusted net income (non-GAAP)	$11,845	$10,027	$11,417	$10,768	$11,146

Adjusted Net Income per Common Share (EPS)
Net income per common share Basic and Diluted (GAAP)	$0.13	$0.10	$0.13	$0.12	$0.12
Add: Branch consolidation expenses - net of tax	0.01	0.01	-	-	-
Adjusted net income per common share Basic and Diluted (non-GAAP)	$0.14	$0.11	$0.13	$0.12	$0.12

Adjusted Non-Interest Expense
Non-interest expense (GAAP)	$26,244	$28,745	$26,771	$27,270	$26,457
Less: Branch consolidation expenses (1) (2)	(567)	(1,725)	-	-	-
Adjusted non-interest expense (non-GAAP)	$25,677	$27,020	$26,771	$27,270	$26,457

Adjusted Non-Interest Income
Non-interest income (GAAP)	$3,962	$3,388	$3,676	$3,309	$3,182
Less: Branch consolidation expenses (1)	106	-	-	-	-
Adjusted non-interest income (non-GAAP)	$4,068	$3,388	$3,676	$3,309	$3,182

Adjusted Non-Interest Expense Ratio
Non-interest expense to average assets (GAAP)	1.58%	1.73%	1.60%	1.62%	1.61%
Less: Branch consolidation expenses	-0.03%	-0.10%	0.00%	0.00%	0.00%
Adjusted non-interest expense ratio (non-GAAP)	1.55%	1.63%	1.60%	1.62%	1.61%

Adjusted Efficiency Ratio
Non-interest expense / (Net interest income + non-interest income) (GAAP)	64.6%	70.9%	63.3%	63.9%	61.0%
Less: Branch consolidation expenses	-1.4%	-4.3%	0.0%	0.0%	0.0%
Adjusted efficiency ratio (non-GAAP)	63.2%	66.6%	63.3%	63.9%	61.0%

Adjusted Return on Average Assets
Return on average assets (GAAP)	0.68%	0.53%	0.68%	0.64%	0.68%
Add: Branch consolidation expenses - net of tax	0.03%	0.07%	0.00%	0.00%	0.00%
Adjusted return on average assets (non-GAAP)	0.71%	0.60%	0.68%	0.64%	0.68%

Adjusted Return on Average Equity
Return on average equity (GAAP)	4.08%	3.08%	3.89%	3.55%	3.55%
Add: Branch consolidation expenses - net of tax	0.17%	0.42%	0.00%	0.00%	0.00%
Adjusted return on average equity (non-GAAP)	4.25%	3.50%	3.89%	3.55%	3.55%

(1)

For the quarter ended September 30, 2019, the amounts included in branch consolidation expenses were located on the income statement in salaries and employee benefits, miscellaneous expense and miscellaneous non-interest income totaling $331,000, $236,000 and $106,000, respectively.

(2)

For the quarter ended June 30, 2019, the amounts included in branch consolidation expenses were located on the income statement in salaries and employee benefits and miscellaneous expense totaling $654,000 and $1,071,000, respectively.

	For the three months ended
Reconciliation of GAAP to Non-GAAP	September 30,	June 30,	March 31,	December 31,	September 30,
(Dollars in Thousands, Unaudited)	2019	2019	2019	2018	2018
Calculation of Return on Average Tangible Equity
Net income annualized (GAAP)	$45,480	$35,244	$45,668	$43,072	$44,584

Total Average equity (GAAP)	$1,113,936	$1,144,752	$1,172,837	$1,211,710	$1,256,092
Less: average goodwill	(210,895)	(210,895)	(210,895)	(210,895)	(210,895)
Less: average other intangible assets	(5,006)	(5,313)	(5,606)	(5,915)	(6,191)
Average tangible equity (non-GAAP)	$898,035	$928,544	$956,336	$994,900	$1,039,006

Return on average tangible equity (non-GAAP)	5.06%	3.80%	4.78%	4.33%	4.29%

Calculation of Adjusted Return on Average Tangible Equity
Adjusted net income annualized (non-GAAP)	$47,380	$40,108	$45,668	$43,072	$44,584

Total Average equity (GAAP)	$1,113,936	$1,144,752	$1,172,837	$1,211,710	$1,256,092
Less: average goodwill	(210,895)	(210,895)	(210,895)	(210,895)	(210,895)
Less: average other intangible assets	(5,006)	(5,313)	(5,606)	(5,915)	(6,191)
Average tangible equity (non-GAAP)	$898,035	$928,544	$956,336	$994,900	$1,039,006

Adjusted return on average tangible equity (non-GAAP)	5.28%	4.32%	4.78%	4.33%	4.29%